S-K 1605, De-SPAC Background and Terms	Aug. 10, 2026
De-SPAC Transactions, Shareholder Rights [Line Items]
De-SPAC, Security Holders are Entitled to Redemption Rights [Flag]	true
De-SPAC, Security Holders Redemption Rights Summary [Text Block]
We will provide our public shareholders with the opportunity to redeem all or a portion of their public shares upon the completion of our initial business combination at a per-share
price which is payable in cash and equal to the aggregate amount then on deposit in the trust account as of two business days prior to the consummation of our initial business combination, including interest (which interest shall be net of permitted withdrawals by us) divided by the number of then outstanding public shares, subject to the limitations described in this prospectus. The amount in the trust account is initially anticipated to be approximately $10.00 per public share. Our initial shareholders will enter into agreements with us, pursuant to which they will agree to waive their redemption rights with respect to their founder shares, insider shares, private investor shares and private placement shares in connection with the completion of our business combination.

De-SPAC, Security Holders Appraisal Rights Summary [Text Block]
If a scheme of arrangement or takeover offer (as described below) is approved, any dissenting shareholder would have no rights comparable to dissenters’ rights or appraisal rights (providing rights to receive payment in cash for the judicially determined value of the shares), which would otherwise ordinarily be available to dissenting shareholders of United States corporations.